Exhibit n

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Form N-2 Registration Statement, Pre-Effective Amendment No. 1.

                                                       _/S/_ARTHUR_ANDERSEN_LLP_
                                                       ARTHUR ANDERSEN LLP

         Cincinnati, Ohio,

         November 17, 1995

0269837.01
11/21/95 7:58 PM